SECURITIES AND EXCHANGE COMMISSION
     WASHINGTON, D.C.  20549

____________________

             FORM 8-K

          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2002


           Boston Communications Group, Inc.
(Exact name of registrant as specified in its charter)

                Massachusetts
 (State or other jurisdiction of incorporation)

       0-28432
(Commission File Number)

         04-3026859
 (IRS Employer Identification No.)


100 Sylvan Road, Suite 100
Woburn, MA
(Address of principal executive offices)

01801
(Zip Code)

Registrant's telephone number, including area code:  (781) 904-5000

                        N/A
(Former name or former address, if changed since last report)



Item 9.		Regulation FD Disclosure

The Company has signed a Prepaid Wireless Services multi-year contract to provide nationwide service to Alltel Corporation. The Company's financial guidance issued on October 22, 2002 includes the expected results of this contract.

                       SIGNATURE
Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 5, 2002				BOSTON COMMUNICATIONS 							          		GROUP, INC.

							By:	/s/ E. Y. Snowden
								E. Y. Snowden
	                                          President and Chief
                                                Executive Officer